3-1-74.22 1306
                                                                            ----
Articles                  Commonwealth of Pennsylvania
  of                           Department of State
Amendment                      Corporation Bureau
--------------------------------------------------------------------------------

      In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.    The name of the corporation is:

            Pennsylvania Enterprises, Inc.
--------------------------------------------------------------------------------

2.    The location of its registered office is:

            30 North Franklin Street, Wilkes-Barre, Pennsylvania  18711
--------------------------------------------------------------------------------

3.    The  corporation  was  formed under the Act of:    May 5, 1933, P.L.  364,
as amended

4.    Its date of incorporation is:       February 6, 1974

5.    (Strike out (a) or (b) below, whichever is not applicable)

     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     xxxxxxxxxxxxxxxxxxxxxxxxx

     xxxxxxx

     xxxxxxxxxxxxxxxxx

     (b) The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of the shareholders:

     (a) The total number of shares outstanding was:       3

     (b) The number of shares entitled to vote was:*       3


7.   In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was:** 3

     (b) The number of shares voted against the amendment was:**     0

* If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

** If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE:If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax at the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE:Filing fee - $30.00 (in addition to any amount of excise tax due and owing)

                                                                  3-1-74.22 1307
                                                                            ----

8.   The amendment adopted by the shareholders, set forth in full, follows:

            RESOLVED, that the Articles of Incorporation be amended and restated to read in their entirety as they appear in Schedule I attached hereto.


     IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 31st day of May , 1974.

                                   PENNSYLVANIA ENTERPRISES, INC.
                                   ---------------------------------
                                                  (SIGNATURE)
                                         /s/ David F. Hansen
                                   ---------------------------------
                                             (PRESIDENT, XXXXXXXXXX)


Attest:


     Original Signed
  ---------------------
  (Secretary, XXXXXXXX)


(CORPORATE)
(  SEAL   )

Approved and filed in the Department of State on the 7th day of June A.D. 1974.



                                           Original Signed
                                    ----------------------------
                                    Secretary of the Corporation

                                                                  3-1-74.22 1308
                                                                            ----
                                                                      SCHEDULE I

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                         PENNSYLVANIA ENTERPRISES, INC.


     1. The name of the corporation is Pennsylvania Enterprises, Inc.

     2. The location and post office address of the registered office of the corporation in this Commonwealth is 30 North Franklin Street, Wilkes-Barre, Pennsylvania 18711.

     3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

          To acquire, purchase, sell, trade, hypothecate, pledge, deal in and hold its own securities and securities of other corporations;

          To purchase, hold, own, take over, maintain, develop, sell, convey, lease, mortgage, exchange, improve and deal in real and personal property or any interest therein;

          The corporation which is incorporated under the provisions of the Business Corporation Law shall have unlimited power to engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the provisions of the Business Corporation Law.

     4. The term for which the corporation is to exist is perpetual.

     5. The aggregate number of shares which the corporation shall have authority to issue is 5,000,000 shares of Common Stock without nominal or par value, with a stated value of $10.00 per share.

     6. Each holder of shares of the Common Stock has, upon the authorization of the sale for a consideration in cash to be received by the corporation of any Common Stock or of any bonds, debentures, notes or other securities convertible by their terms into Common Stock, or to which shall be attached or appertain any warrant or warrants, or other instrument or instruments, which shall confer upon the holder or owner the right to subscribe for or purchase from the corporation any shares of its Common Stock, the right to purchase, pro rata, such unissued Common Stock, or convertible securities, warrants or other instruments as above set forth at the price, upon the terms and under such rules and regulations as may be fixed by the Board of Directors of the corporation.

      7. Every record holder of outstanding shares of the Common Stock shall, at all meetings of stockholders of the corporation, have one vote for each share of the Common Stock held by him, except as may otherwise be provided by law.

     8. In all elections for directors each stockholder may cast the whole number of his votes for one candidate or distribute them upon two or more candidates, as he may prefer.

     9. The corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, or to reclassify the same, and to amend, alter, change or repeal any provision contained in these Articles, or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are above prescribed, and all rights conferred upon stockholders in these Articles, or in any amendment thereto, are granted subject to this reservation.

     10. Subject to the provisions of Section 6 hereof, the corporation may from time to time issue and dispose of its shares of Common Stock without nominal or par value, for such consideration payable in money, property or otherwise, and upon such terms and in such manner, or as dividends payable therein, as may be fixed or determined from time to time by the Board of Directors, and authority is hereby granted to the Board of Directors so to fix and determine such consideration, terms and manner.

     11. The Board of Directors, by a majority vote of its members, shall have the power to make, alter, amend, and repeal the by-laws of the corporation not inconsistent with its Articles or with law, subject always to the power of the shareholders to change such action.

                                 3-1-75:15 766
                            ------------------------
                              (Line for Numbering)

APPLICANTS ACC'T NO.                          Filed  this 15th day of May , 1975
DSCB. BCL-307 (Rev. 8-72)                     Commonwealth of Pennsylvania
                                              Department of State
Filing Fee: $40
AS-2                                          /s/ C. DeLares Tucker

Statement of                                  Secretary of the Commonwealth jlw
Change of Registered                              (Box for Certification)
Office-Domestic
Business Corporation


                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU


     In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss. 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

     1. The name of the corporation is:

            Pennsylvania Enterprises, Inc.
--------------------------------------------------------------------------------

     2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

            30 North Franklin Street
--------------------------------------------------------------------------------
            (NUMBER)                                        (STREET)

            Wilkes-Barre        Pennsylvania                  18711
--------------------------------------------------------------------------------
              (CITY)                                        (ZIP CODE)

     3. The address to which the registered office in this Commonwealth is to be changed is:

            Wilkes-Barre Center                        39 Public Square
--------------------------------------------------------------------------------
            (NUMBER)                                        (STREET)

            Wilkes-Barre Luzerne County      Pennsylvania           18711
--------------------------------------------------------------------------------
            (CITY)                                                (ZIP CODE)

     4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 1st day of May , 1975.


                                   Pennsylvania Enterprises, Inc.
                                   ---------------------------------------------
                                        (NAME OF CORPORATION)

                                   By:   /s/ David F. Hansen
                                         ---------------------------------------
                                             (SIGNATURE)

                                        President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/ Robert Anthony
----------------------------
      (SIGNATURE)


         Secretary
----------------------------
(TITLE: SECRETARY, ASSISTANT
        SECRETARY, ETC.)

(CORPORATE SEAL)

                                    85471013
                                -----------------

APPLICANTS ACC'T NO.                         Filed this ________ day of  ______
DSCB BCL-806 (Rev. 8-72)                     JUN  26  1985   , A.D. 19__
                                             Commonwealth of Pennsylvania
Filing Fee: $40                              Department of State
AS-2


                                             Secretary of the Commonwealth




Articles of                   COMMONWEALTH OF PENNSYLVANIA
Amendment                         DEPARTMENT OF STATE
Domestic                          CORPORATION BUREAU
Business Corporation



     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss. 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.    The name of the corporation is:

            Pennsylvania Enterprises, Inc.
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

            Wilkes-Barre Center                          39 Public Square
--------------------------------------------------------------------------------
            (NUMBER)                                           (STREET)

            Wilkes-Barre, Luzerne County        Pennsylvania         18711
--------------------------------------------------------------------------------
            (CITY)                                                 (ZIP CODE)

3.    The statute by or under which it was incorporated is:

            Act of May 5, 1933 P. L. 364 as amended
--------------------------------------------------------------------------------

4.    The date of its incorporation is:   February 6, 1974
                                       -----------------------------------------

5.    (Check, and if appropriate, complete one of the following):

      [x] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

      Time:  The  5th  day of  June , 1985.
                  ---          ----     --

      Place: Saint Mary's Center,  320 Mifflin Avenue,  Scranton, Pennsylvania.
             -------------------------------------------------------------------

      Kind and period of notice  Written  notice  together with proxy  statement
                                ------------------------------------------------
mailed on May 3, 1985 to all shareholders of record on April 16, 1985.
--------------------------------------------------------------------------------

      [ ] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.    At the time of the action of shareholders:

      (a)   The total number of shares outstanding was:
      2,655,341 shares, Common
--------------------------------------------------------------------------------

      (b)   The number of shares entitled to vote was:
      2,655,341 shares, Common
--------------------------------------------------------------------------------

7.    In the action taken by the shareholders:

      (a)   The number of shares voted in favor of the amendments were:
      2,108,480  shares in favor of adding Section 12 and amending  Section 9
--------------------------------------------------------------------------------
      and 2,052,589 shares in favor of amending Section 8.
      --------------

      (b)   The number of shares voted against the amendments were:
      55,467  shares  against  adding  Section 12 and amending  Section 9 and
--------------------------------------------------------------------------------
      104,263 shares against amending Section 8.
      --------------

8. The amendments adopted by the shareholders, set forth in full, are as follows:

      See Attachment.




      IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this day of June 21 , 1985.
           -----------  --

                                   Pennsylvania Enterprises, Inc.
                                   ----------------------------------------
                                        (NAME OF CORPORATION)

                              By:  /s/ J. Glenn Gooch
                                   ----------------------------------------
                                        (SIGNATURE)

                                   President
                                   ----------------------------------------
                                   (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

   /s/ Robert Anthony
-----------------------------
       (SIGNATURE)


      Secretary
-----------------------------
(TITLE: SECRETARY, ASSISTANT
        SECRETARY, ETC.)


(CORPORATE SEAL)
INSTRUCTIONS FOR COMPLETION OF FORM:

     A.   Any necessary  copies of Form DSCB:17.2  (Consent to  Appropriation of
          Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                         PENNSYLVANIA ENTERPRISES, INC.
                              Articles of Amendment
                                   Attachment


     8. The amendments adopted by the shareholders, set forth in full, are as follows:

     A new Section 12 shall be added which reads in its entirety as follows:

               "12. In addition to any affirmative vote required by law or these Articles, the affirmative vote of the holders of a majority of the outstanding shares of "Voting Stock" (as hereinafter defined) held by shareholders other than "Related Persons" (as hereinafter defined) shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) or of any series of transactions which, if taken together, would constitute a Business Combination of the corporation or any subsidiary with any Related Person; provided, however, that a majority vote of shareholders other than Related Persons shall not be required if:

               (1) The "Continuing Directors" of the corporation (as hereinafter defined) by a majority vote (a) have expressly approved in advance the acquisition of Voting Stock of the corporation that caused the Related Person to become a Related Person, or (b) have approved the Business Combination; or

               (2) The Business Combination is a merger or consolidation and the cash or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock of the corporation in the Business Combination is not less than the highest per share price (with appropriate adjustments for recapitalizations and for stock splits, stock dividends and like distributions) paid by the Related Person in acquiring any of its holdings of the corporation's Common Stock either in or subsequent to the transaction or series of transactions in which the Related Person became a Related Person.

               Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any applicable agreement with any national securities exchange or otherwise.

               For the purposes of this Section 12:

               (a) The term "Business  Combination" shall mean (i) any merger or consolidation of the corporation or a subsidiary with or into a Related Person, (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person, (iii) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (iv) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (v) the issuance or transfer of any securities of the corporation or a subsidiary of the corporation to a Related Person other than the issuance on a pro rata basis to all holders of shares of the same class pursuant to a stock split or stock dividend, or a distribution of warrants or rights, (vi) any reclassification of securities (including a reverse stock split) or recapitalization that would have the effect of increasing the voting power of a Related Person, (vii) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Related Person, and (viii) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

               (b) The term "Related Person" shall mean and include any individual, corporation, partnership or other person or entity, other than any trustee or fiduciary when acting in such capacity with respect to any employee benefit plan or trust of the corporation or any of its wholly-owned subsidiaries, which, together with its "Affiliates" and "Associates" (as defined on March 27, 1985 in Rule 12b-2 under the Securities Exchange Act of 1934), "Beneficially Owns" (as defined on March 27, 1985 in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, and any assignee of any of the foregoing. For purposes of determining shareholders whose votes shall be excluded pursuant to the first paragraph of this Section 12, the term "Related Person" (i) shall include any shareholder acting jointly or in concert with a Related Person in connection with a Business Combination and any Shareholder who will be treated differently than other shareholders in any Business Combination (other than a shareholder who is entitled to the rights of a dissenting shareholder under applicable law), (ii) but shall exclude a Related Person who (x) is not the Related Person who is a party to the Business combination being voted upon, and (y) is not a shareholder described in clause (i) of this sentence.

               (c) The term "Substantial Part" shall mean more than 30 percent of the fair market value as determined by a majority of the Continuing Directors of the total consolidated assets of the corporation in question and its subsidiaries taken as a whole, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

               (d) Without limitation, any shares of Voting Stock of the corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.

               (e) For the purposes of section (2) of this Section 12, the term "other consideration to be received" shall include, without limitation, Common Stock of the corporation retained by its existing public stockholders in the event of a Business Combination in which the corporation is the surviving corporation.

               (f) The term "Voting Stock" shall mean all outstanding shares of capital stock of the corporation or another corporation entitled to vote generally in the election of directors; and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

               (g) The term "Continuing Director" shall mean a director who either (i) was a member of the Board of Directors of the corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person or (ii) was designated (before his or her initial election as director) as a Continuing Director by a majority of the then Continuing Directors.

               Notwithstanding  any  other  provision  in these  Articles,  this
          Section 12 may not be repealed or amended in any respect, and no provision inconsistent with this Section 12 may be adopted, unless such action is approved by the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock held by shareholders other than Related Persons."



          Section 9 is amended to read in its entirety as follows:

               "9. The corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, or to reclassify the same, and to amend, alter, change or repeal any provision contained in these Articles, or in any amendment thereto, in the manner now or hereafter prescribed by law, subject to such conditions and limitations as are prescribed in these Articles, and all rights conferred upon stockholders in these Articles, or in any amendment thereto, are granted subject to this reservation."



          Section 8 is amended to read in its entirety as follows:

               "8. The holders of shares of stock entitled to vote in the election of directors of the corporation shall not be entitled to cumulate votes for the purposes of such election."

Microfilm Number              Filed with the Department of State on Jun 10, 1992
                 ----------                                         ------------

Entry Number       272891                              Original Signed
                 ----------                    -----------------------------
                                               Secretary of the Commonwealth


              ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1915 (Rev. 90)

      In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:        Pennsylvania Enterprises, Inc.
                                    --------------------------------------------
--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) Wilkes-Barre Center, 39 Public Square, Wilkes-Barre,  PA  18711 Luzerne
      -------------------------------------------------------------------------
           Number and Street                   City        State  Zip  County

   (b) c/o:---------------------------------------------------------------------
            Name of Commercial Registered Office Provider           County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was  incorporated  is:

     Act of May 5, 1933 P.L. 364 as amended
--------------------------------------------------------------------------------

4. The date of its incorporation is:      February 6, 1974
                                    -----------------------------------------

5. (Check, and if appropriate complete, one of the following):

    X   The  amendment  shall  be  effective  upon  filing  these  Articles  of
  ----  Amendment in the Department of State.


  ----  The amendment shall be effective on: ------------------- at ------------
                                                Date                  Hour

6. (Check one of the following):

    x   The amendment was adopted by the shareholders (or members) pursuant
  ----- to 15 Pa.C.S. ss. 1914(a) and (b).


   ---- The amendment was adopted by the board of directors pursuant to 15
        Pa.C.S. ss. 1914(c).

7. (Check, and if appropriate complete, one of the following):

   ---- The amendment adopted by the corporation, set forth in full, is as follows:

    X   The amendment adopted by the corporation as set forth in full in
  ----  Exhibit A attached hereto and made a part hereof


8. (Check if the amendment restates the Articles):

   ---- The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


       IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 10th day of June , 19 92 .

                                   Pennsylvania  Enterprises, Inc.
                                   -------------------------------------


                                   BY:     /s/ John F. Kell, Jr.
                                        --------------------------------
                                                 (Signature)


                                   TITLE:  Vice President and Controller
                                          ------------------------------

                                    EXHIBIT A

            Section 5 of the Restated Articles of Incorporation is amended to read in its entirety as follows:

            "5. The aggregate number of shares which the corporation shall have authority to issue is 15,000,000 shares of Common Stock without nominal or par value, with a stated value of $10.00 per share."

            Section 6 of the Restated Articles of Incorporation is deleted in its entirety and replaced with:

            "[Reserved]"

Microfilm Number___________        Filed with the Department of State on________

Entity Number______________        __________________________________
                                      Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

 X   Domestic Business Corporation (15 Pa.C.S.ss.1507)
---

---  Foreign Nonprofit Corporation (15 Pa.C.S.ss.6144)

---  Foreign Business Corporation (15 Pa.C.S.ss.4144)

---  Domestic Limited Partnership(15 Pa.C.S.ss.8506)

---  Domestic Nonprofit Corporation (15 Pa.C.S.ss.5507)

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Pennsylvania Enterprises, Inc.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  Wilkes-Barre Center, 39 Public Square,           Wilkes-Barre,
          --------------------------------------------------------------
          Number and Street                                 City

          PA               18711             Luzerne
          ------------------------------------------
          State             Zip              County

     (b) c/o:-------------------------------------------------------------------
               Name of Commercial Registered Office Provider          County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          One PEI Center    Wilkes-Barre     PA     18111-0601      Luzerne
          ----------------------------------------------------------------------
          Number and Street   City          State      Zip          County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o:------------------------------------------------------------------
               Name of Commercial Registered Office Provider County

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.


     IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer thereof this 10th day of March, 1997.


                                   Pennsylvania Enterprises, Inc.


                                   BY:    /s/ Thomas J. Ward
                                        ---------------------------
                                             (Signature)


                                   TITLE:     Secretary
                                         --------------------------

                              ARTICLES OF AMENDMENT

                                       OF

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                         PENNSYLVANIA ENTERPRISES, INC.

                      -------------------------------------



     FIRST: The name of the corporation is Pennsylvania Enterprises, Inc. (the "Corporation"), with its registered office at One PEI Center, Wilkes-Barre, Pennsylvania 18711-0601.

     SECOND: The Corporation was incorporated under the laws of the Commonwealth of Pennsylvania on February 6, 1974.

     THIRD: This amendment is to become effective at 5:00 p.m., March 20, 1997.

     FOURTH: Pursuant to Section 1914(c) of the Business Corporation Law, this amendment was adopted by unanimous vote of the Board of Directors at a meeting held February 19, 1997.

     FIFTH: Section 5 of the Company's Restated Articles of Incorporation shall be amended to read in full as follows: "5. The aggregate number of shares which the corporation shall have authority to issue is 30,000,000 shares of Common Stock without nominal or par value, with a stated value of $5.00 per share."

     SIXTH: These Articles of Amendment amend the Company's Restated Articles of Incorporation. Such restated articles supersede the original articles of incorporation and all amendments thereto.

     IN  WITNESS  WHEREOF,   Pennsylvania  Enterprises,  Inc.  has  caused  this
Certificate to be signed and attested by its duly authorized officers, this 19th day of March, 1997.


                              By   /s/ Thomas F. Karam
                                  ----------------------------
                              Name:  Thomas F. Karam
                              Title: President and CEO

ATTEST:


   /s/ Thomas J. Ward
-------------------------
Name:   Thomas J. Ward
Title:  Secretary